                                                                   EXHIBIT 10.2





                                                               JOHN DEERE
                                                             AGRICULTURAL
                                                         DEALER AGREEMENT


         Dealer   RDO Equipment Co.
                -------------------------------------------------------
         Town
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         State
                -------------------------------------------------------


                                                                   [LOGO]

                                    [LOGO]

                              JOHN DEERE COMPANY
                        AUTHORIZED AGRICULTURAL DEALER
                                   AGREEMENT


The Dealer whose signature appears on the last page hereby applies to the undersigned John Deere Company (the "Company") for appointment as a John Deere Authorized Agricultural Dealer for its Agricultural Line, and agrees that the relationship between him and the Company will be governed by the Terms of Appointment on the succeeding pages of this booklet. When it executes this Agreement, the Company accepts the Dealer's application and also agrees to be bound by the Terms of Appointment. This Agreement shall be effective upon execution by the Company and shall as of that date supersede any prior Agricultural Dealer Agreement between the parties hereto.

The Company distributes certain John Deere agricultural machines and equipment, certain of its JDM and certain allied agricultural machines, which together are classified by the Company as its Agricultural Line. These items, and attachments and service parts for them, are collectively referred to as "Goods." While the Company also distributes other types of equipment, this Agreement pertains only to Goods. The Dealer is an independent retail merchant who purchases Goods for resale for the principal benefit of the Dealer. It is agreed that except as otherwise provided herein, individual orders, sales and shipments of Goods are governed by the Company's published Conditions of Sale in effect from time to time.

The Dealer accepts as his area of responsibility the town in which his place of business is located and vicinity.

TERMS OF APPOINTMENT / 1


                             TERMS OF APPOINTMENT

1. OBLIGATIONS OF THE PARTIES

During the period of the Dealers' appointment as a John Deere Authorized Agricultural Dealer, the parties accept the following obligations and duties.

(a) The Company agrees to accept orders placed by the Dealer for Goods which the Company contemplates will be shipped during the period of appointment, subject to the Company's Conditions of Sale. Even though an order has been accepted, the Company has the right to refuse to ship Goods and shall have no liability to the Dealer for such refusal or for any delay or other failure to ship or deliver Goods as provided in the Conditions of Sale or Section 4 hereof.

(b) The Company agrees that the Dealer will have the benefit of any Finance Plans, Lease Plans, Floor Plans, Parts Return Programs. Sales or Incentive Programs or similar plans or programs which it, from time to time, makes available to other Authorized Agricultural Dealers. Such plans or programs may contain standards, conditions or requirements of uniform application which the Dealer must meet in order to use or benefit from them. State or local laws or regulations may require variations from standard plans or programs.

(c) Without limiting the right of the Company to choose those with whom it deals, the Company may sell, loan or lease Goods as follows without restriction:

       (i)  To Federal, state and local governments.
      (ii)  To educational institutions and agricultural experiment stations.
     (iii)  To its competitors (for test purposes).
      (iv)  To equipment manufacturers.
       (v)  To its own employees.
      (vi)  Repossessed Goods (new or used)
     (vii)  To accounts classified by the Company as national accounts.

(d) The Dealer agrees to use his best efforts to promote, sell and service Goods. The Dealer further agrees to achieve sales objectives and market penetration within Dealer's Area of Responsibility satisfactory to the Company and will maintain:

       (i) A place of business approved by the Company, with adequate space and facilities devoted to sales, service, display and storage of Goods, with appropriate identification for a Dealer selling Goods;
      (ii) Competent management and a sufficient staff of well trained personnel devoted to the sale and service of Goods and will cooperate with the Company by sending such personnel to conferences and training schools provided by the Company;
     (iii)  Adequate working capital and capitalization;
      (iv) Service equipment, an adequate stock of service parts and those appropriate special tools necessary to promptly fulfill the warranty obligations of both the Dealer and the Company, product improvement programs and the non-warranty service needs of users of Goods in his Area of Responsibility.

(e) The purpose of the Dealer's obligations provided for in Section 1 (d) is to assure that best efforts and adequate resources are being committed to the sale of Goods and to the performance of this Agreement. If the Dealer undertakes to carry another major product line or engage in another major business activity, either of which involves an important commitment of effort and resources, the Dealer agrees to make such separation of the personnel, facilities, capital and other resources devoted to that business as is satisfactory to the Company.

(f) The Dealer agrees to thoroughly canvass his area of responsibility, to actively promote the sale of all Goods which are usable in his area of responsibility, and to maintain an inventory of Goods in proportion to the sales possibilities in such area.

(g) The Dealer agrees to cooperate with the Company in implementing those programs recommended by the Company with respect to sales, service and parts promotion, advertising, record keeping, and parts management which the Dealer agrees will be beneficial to his operations.

                                                       TERMS OF APPOINTMENT / 2


(h) The Dealer agrees to participate in the Company's Transfer and Reaquisition Program described in the Dealers Terms Schedule. The Dealer acknowledges that the intent of this program, and his participation in it from time to time, is to facilitate overall dealer retail sales and to assist in maintaining dealer inventories and the Company's receivables at reasonable levels and that each such effect is to the mutual benefit of the Dealer and the Company.

(i) In order that a satisfactory level of dealer performance may be obtained, the Dealer agrees to cooperate with the Company in periodic reviews of the performance of his obligations under this Agreement and to take appropriate action to correct deficiencies discussed in such reviews.

(j) The Dealer agrees to maintain his principal place of business at the location set forth on the signature page of this Agreement, and will not, either directly or indirectly, establish, maintain, or operate a facility at any other location for displaying, selling, renting, leasing, or servicing of new or used goods, without the prior written approval of the Company.

2. IMMEDIATE CANCELLATION FOR CAUSE

While it is the hope and expectation of the parties that this Agreement will create a mutually profitable and satisfactory relationship, the success of an equipment dealership depends to a substantial degree on the ability, energy and integrity of the individual or group of associates who operate it. Adequate financial resources are also essential. The Company may, therefore, immediately cancel the Dealer's appointment by giving notice to the Dealer at any time after the happening of any of the following:

(a) Death of an individual proprietor, partner, major shareholder, or the manager of the dealership;

(b) Withdrawal of an individual proprietor, partner, major shareholder, or the manager of the dealership or a substantial reduction in interest of a partner or major shareholder, without the prior written consent of the Company;

(c) Closeout or sale of a substantial part of the Dealer's business related to the handling of Goods, the commencement of dissolution or liquidation of the Dealer if a partnership or corporation, or a change, without the prior written approval of the Company, in the location of the Dealer's principal place of business under this Agreement;

(d) Default by the Dealer under any Chattel Mortgage or other Security Agreement between the Dealer and the Company;

(e) Revocation or discontinuance of any guaranty of the Dealer's present or future obligations to the Company.

The Dealer shall promptly notify the Company in writing of the occurrence of any of the events enumerated in Subsection (a) or (b).

3. TERMINATION ON SPECIFIED DATE

Unless the Dealer's appointment is canceled under Section 2, it shall continue until it is terminated by one or both of the parties as provided in this Section 3. The Dealer's appointment may be terminated at any time:

(a) by the mutual written consent of the parties, with the effective date of such termination to be such as may be mutually agreed upon; or

(b) by written notice given by the Company to the Dealer at least one hundred eighty (180) days prior to the effective date specified in such notice if the Company determines that the Dealer's area of responsibility does not afford sufficient sales potential to continue to reasonably support an authorized dealer or if the Company believes the Dealer is not fulfilling the requirements of his appointment despite the opportunity to correct or to take appropriate action toward correcting deficiencies in his operations which have been called to his attention by the Company; or

(c) by written notice given by the Dealer to the Company at least one hundred eighty (180) days prior to the effective date specified in such notice; or

(d) by the execution of a new Authorized Dealer Agreement between the parties which is intended to supersede this Agreement, or by the Dealer's failure to execute a new Authorized Dealer Agreement within 30 days after it has been offered by the Company.

TERMS OF APPOINTMENT / 3


4. EFFECT OF CANCELLATION OR TERMINATION OF APPOINTMENT

Cancellation of the Dealer's appointment under Section 2, or termination of such appointment under Section 3, means that the obligations and duties of the parties under Section 1 no longer apply. In either event, the Company may refuse to fill accepted orders which have not been shipped at the time of such cancellation or termination. The Company may, but shall not be obligated to, accept orders for Goods which the Company contemplates will be shipped after the cancellation or the effective date of termination of the Dealer's appointment. Acceptance, shipment and terms applicable to such accepted orders will be subject to the Conditions of Sale then in effect. Submission or acceptance of orders and shipment or acceptance of goods does not have the effect of renewing or reinstating the obligations of Section 1 and shall not be construed as an extension or renewal of the period of appointment or as a recision of any notice of cancellation or termination. If the Dealer's period of appointment is canceled or terminated and no new Authorized Dealer Agreement is entered into, neither party shall be entitled to any compensation or reimbursement for loss of prospective profits, anticipated sales or other losses occasioned by the termination of the relationship, except as provided in this Agreement. If the Dealer's appointment is canceled or terminated, the Company may negotiate and/or enter a Dealer Agreement with another party for the Dealer's area of responsibility.

5. DEATH OF DEALER: COOPERATION WITH SURVIVORS

If the Dealer's appointment is canceled because of the death of one of the persons enumerated in Section 2(a), it is agreed:

(a) That in order to facilitate orderly settlement of the estate of the deceased and allow the heirs and/or surviving associates (partners or shareholders) of the deceased who have or will obtain a controlling interest in the dealership to rearrange their affairs and determine whether they wish to liquidate or to continue to operate the dealership, the Company will, for a period of at least 180 days after such death, be willing to make shipments of orders previously received and accept new orders from the Dealer corporation or Dealer's estate and/or surviving partners, as the case may be. The Company's obligations under this Section to accept orders and make shipment shall be subject to the provisions of Section 1(a) and the Company's Conditions of Sale then in effect. Such obligations are also subject to the Company's being satisfied that the person executing any new order is legally authorized to do so and that, with regard to the new order or the shipment, the Dealer corporation or Dealer's estate and/or surviving partners are legally bound by these Terms of Appointment, the Conditions of Sale, the Chattel Mortgage or the Security Agreement executed by the Dealer and any filed Financing Statements executed in connection therewith.

(b) That if such heirs and/or surviving associates wish to continue operating the dealership, the Company will cooperate with them in their effort to arrange to do so, and will offer to execute a new Dealer Agreement with the Dealer corporation or the heirs (or the Dealer's estate, if appropriate due to anticipated length of administration) and/or the surviving partners if it believes them to be capable of carrying out the obligations thereunder, and if the Company believes that the area of responsibility assigned to the Dealer affords sufficient sales potential to continue to support an authorized Dealer. The Company will inform the heirs and/or surviving associates in writing as promptly as possible as to whether or not the Company elects to offer a new Dealer Agreement to them, and if the Company so elects, the major conditions, including credit or financial conditions, if any, under which the Company would deem them capable of carrying out the obligations of the Dealer

                                                       TERMS OF APPOINTMENT / 4


Agreement. Any written commitment by the Company to the Dealer which identifies the person(s) who will be acceptable to the Company to operate the dealership will be honored by the Company, provided the conditions set forth herein and any other major conditions specified by the Company are met.

(c)  That the Company shall have discharged its obligations under Subsections
(a) and (b) any may discontinue shipments to the Dealer corporation, Dealer's estate, or surviving partners, as the case may be, under any of the following conditions:

       (i) The Company informs the Dealer corporation or the heirs and/or surviving partners of the deceased in writing (by notification sent to the Dealer corporation, the Dealer's estate, the heirs, or one of the surviving partners, as is appropriate in the circumstances) that it will not execute a new Dealer Agreement and 180 days shall have elapsed since such death.

      (ii) The Company receives written notification that the Dealer corporation or the heirs and/or surviving partners of the deceased do not wish to enter into a new Dealer Agreement.

     (iii) The heirs and/or surviving associates of the deceased cannot agree on appropriate arrangements for carrying on the business.

      (iv)  Any of the events enumerated in Subsections (d) and (e) of
            Section 2 has occurred or shall occur.

6. REPURCHASE OF GOODS

If any of the following events occur, the Company agrees to buy and the Dealer agrees to sell Goods as provided in Section 7:

(a) The Dealer's appointment is canceled under Section 2 (and in the case of cancellation because of death of one of the persons enumerated in Section 2(a), one of the conditions enumerated in Section 5(c) has occurred).

(b)  The Dealer's appointment is terminated under Section 3(a), 3(b) or 3(c);
or

(c) The Dealer has not executed a new Authorized Dealer Agreement within 30 days after it has been offered by the Company.

The Company shall be relieved of this obligation if a default occurs or has occurred under any Chattel Mortgage or Security Agreement between the Company and the Dealer, and the Company elects to exercise its rights under such Chattel Mortgage or Security Agreement to take possession of Goods.

7. TERMS OF REPURCHASE

Except where otherwise provided by the laws of the state where the Dealer is located, if the Company becomes obligated to repurchase Goods under Section 6, then the Company will buy and the Dealer will sell (or may sell subject to Subsection (c)) free and clear of all liens and encumbrances the following Goods, provided they were either originally purchased by the Dealer from the Company or purchased from other dealers with the written approval of the Company, and are listed in the Company's published price list for that category of Goods, in effect on the date of cancellation or termination of the Dealer's appointment.

(a) All current complete machines and attachments in the Dealer's possession unsold (which category excludes all items listed in the JDM Price List or the John Deere Parts Price List) which are new, unused, complete and in good condition. The prices to be paid for such items will be the invoice prices (but not more than current dealer prices), plus freight from the factory to the Dealer's location at truckload (24,000#) rates for items on which freight was paid by the Dealer, less any discounts from invoice price which have been allowed and less the reduction in value, if any, resulting from deterioration.

(b) All current parts in the Dealer's possession unsold which are new, unused, in

TERMS OF APPOINTMENT / 5


good condition and are resalable as new parts without repackaging or reconditioning. The price to be paid for such items will be the current wholesale price as listed in the John Deere Parts Price List, less a discount of:

       (i) 15% on items on the current returnable list furnished by the Company under the parts return program; and
      (ii)  50% on all other items

(c) Such current JDM products in the Dealer's possession unsold which the Dealer may elect to sell to the Company and which are new, unused, in good condition and are resalable as new products without repackaging or reconditioning. The Company shall have no obligation to repurchase such products unless the Dealer furnishes the Company with a list of the products which he wishes to sell to the Company within thirty (30) days after the effective date of cancellation or termination of his appointment. The price to be paid for such products will be the current wholesale price listed in the JDM Price List less a discount of:

       (i)  50% on products identified by an asterisk;
      (ii) 15% on items listed as returnable under the Company's parts return policy; and
     (iii)  25% on all other JDM products.

At the written request of the Company, the Dealer will list, tag, pack, load and transport all repurchased Goods to the nearest location regularly maintained by the Company for the storage of such Goods or to such closer location as may be designated by the Company or pay for the cost of transportation to such location. The risk of loss shall be on the Dealer until the vehicle transporting such Goods reaches the designated destination. Should the Dealer fail to fulfill the above obligation within 60 days after he has been requested to do so, the Company may enter the Dealer's premises, perform these duties and charge the Dealer's account for any expenses incurred in so doing.

The Company may pay for repurchased Goods in cash or by giving the Dealer credit to be applied to any indebtedness then owed by the Dealer to the Company or to any other company having a corporate affiliation with the Company whether or not such indebtedness is then due and payable. If there is still a balance owing by the Dealer after the price of the repurchased Goods, less any Company incurred expenses of recovery, including all reasonable attorney's fees and legal expenses, has been credited to the Dealer, such balance shall be immediately due and payable to the Company regardless of the original terms of payment thereon.

Amounts payable to the Dealer under this Section will not be paid until the Dealer has complied with all applicable laws governing bulk transfers of inventory. Any volume discount paid or payable to the Dealer shall be subject to adjustment, in accordance with the Company's Schedule of Volume Discount (Agricultural), for Goods repurchased by the Company.


8. PREPARATION OF GOODS, WARRANTY AND POSTDELIVERY SERVICE

(a) The Company's published Service Administration Manual (hereafter called "Manual") designates John Deere New Equipment Warranties applicable to various types of sales and some leases of new Goods and to certain used Goods. As to all transactions specified in the Manual, the Dealer agrees to extend the designated warranties to retail purchasers and lessees, and to use retail purchase orders, delivery receipts, lease agreements and other forms specified in the Manual. The Dealer agrees to be solely responsible for any warranties given by him to his customers which exceed the warranty provided by the Company and for any liability in cases where the Dealer has failed to use the prescribed forms in the manner specified.

(b) The Dealer agrees to properly assemble and prepare all new Goods sold, leased, or rented by him and shall perform such inspections, adjustments and service prior to delivery to users as required in the Manual to insure proper operation of the Goods. The Dealer agrees to instruct users in the proper use, safe operation, and maintenance of such Goods, to review the warranty provisions, and

                                                       TERMS OF APPOINTMENT / 6


to furnish each user with the appropriate operator's manuals furnished by the Company. The Dealer will also perform the postdelivery inspections and adjustments, prescribed in the Manual, on such Goods.

(c) The Dealer agrees and is authorized to perform all warranty service on new Goods and on used Goods for which the Company becomes obligated pursuant to the John Deere New Equipment Warranties, including Goods not sold, leased or rented by him, if presented with proper evidence that the Goods are entitled to warranty service under the John Deere New Equipment Warranties. The Dealer shall also perform product improvements on such Goods when requested to do so by the Company. Warranty service and product improvements will be performed in the manner and for the compensation specified in the Manual in effect at the time the service is performed. The Dealer will notify the Company of all warranty claims in accordance with the Manual.

9. VOLUME DISCOUNT

Subject to the terms and conditions of the Schedule of Volume Discount (Agricultural) issued by the Company, the Company will pay or credit to the Dealer on or after 30 November a volume discount computed in accordance with the Schedule.

10. USE OF TRADEMARKS, NAMES AND SIGNS

The Dealer agrees not to use the names "John Deere" or "Deere" or any other trade names or trademarks owned by the Company or any of its affiliated corporations as a part of his firm, trading or corporate name, and shall not display or use such trade names or trademarks except in a form or manner approved by the Company. The Dealer further agrees that if he ceases to be an Authorized Dealer, he will remove all signs bearing such trade names and trademarks used in connection with any business conducted by him and will remove from his vehicles any distinctive John Deere vehicle identification.

11. MAILING LIST FOR THE FURROW

The Dealer agrees to supply to the Company and keep current as to names and addresses, a mailing list of all full-time farmers in his area of responsibility. The Dealer should also include in his mailing list part-time farmers who have income from other sources, absentee owners, schools, bankers, agricultural representatives, and others who may influence agricultural equipment purchases in his area of responsibility. This mailing list shall become the sole property of the Company and the Company shall have no liability to the Dealer for any use it makes of such mailing list. The Dealer authorizes the Company to mail THE FURROW to those on the mailing list. The Company will furnish THE FURROW (both regular and special editions) free of charge but the Dealer agrees to reimburse the Company for postage. The Company shall advise the Dealer in advance of any other use it makes of such list during the Dealer's period of appointment.

12. DEALER NOT AN AGENT

The Dealer is not an employee, agent or representative of the Company for any purpose other than giving the Company's warranty as provided in Section 8; he has no other authority to bind the Company by any representations, statements, agreements, or in any manner whatsoever. In performing service work as provided in Section 8, the Dealer is an independent contractor and assumes full responsibility for such work.

13. AMENDMENT OF AGREEMENT

This Agreement cannot be altered or amended, or any of its provisions waived, on behalf of the Company except in writing by a duly authorized officer of the Company. The Company may amend these Terms of Appointment at any time without the consent of the Dealer if the same amendment is made to the Terms of Appointment of all other Authorized Agricultural Dealer Agreements with the Company. Any such amendment shall be effective on the date specified in a notice mailed to all Authorized Agricultural Dealers, which date shall be at least one hundred eighty (180) days following the date of such mailing.

14. ASSIGNMENT

This Agreement cannot be assigned by the Dealer without the prior written consent of the Company.

15. METHOD OF GIVING NOTICE

Without limitation on any other method of giving notice, the deposit of written notice in the United States mails, in an envelope certified or registered with postage prepaid and addressed to the Dealer at the address shown herein, or to the

TERMS OF APPOINTMENT / 7


Company at the office designated herein, shall constitute notice pursuant to this Agreement.

16. SECURITY IN GOODS

The Dealer has or concurrently herewith will execute in favor of the Company a Chattel Mortgage or other Security Agreement on his inventory of John Deere Goods and certain other items as outlined therein. The Dealer will execute such additional Security Agreements and Financing Statements, and amendments and additions thereto or to existing instruments, as the Company requests, in order that it may have at all times a first lien on Goods in the Dealer's possession securing his indebtedness to the Company.

17. ENTIRE AGREEMENT

No promise or representation not contained herein was an inducement to either party or was relied on by either party in entering into this Agreement. The Dealer understands that, except as provided in Section 13, no agent or employee of the Company has authority to vary or add to the provisions of this Agreement, or make any representation going beyond its provisions.

JOHN DEERE AUTHORIZED AGRICULTURAL DEALER AGREEMENT


The Dealer agrees to operate only from the following authorized location:
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                              RDO Equipment Co.
-------------------------------------------------------------------------------
                              Dealer (Firm Name)


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                                    Address

/X / Corporation     By:
/ / Partnership         -------------------------------------------
/ / Proprietorship   Title:
                           ----------------------------------------
                             (Authorized officer, owner or partner)

Date:
     ----------

              -----------------------------------------------------------------
Signature
of Other      -----------------------------------------------------------------
Partner(s)
              -----------------------------------------------------------------

              Received, subject to acceptance at the Company's Office in Minneapolis, MN
                 ---------------

              JOHN DEERE COMPANY

              By:                             Title:
                 ---------------------------        ---------------------------

              Accepted:

              JOHN DEERE COMPANY


              -----------------------------------------------------------------
                 (Address)                      (City)              (State)

              By:                             Title:
                 ---------------------------        ---------------------------

Date:
     ----------

                                                                   EXHIBIT 10.2





                                                               JOHN DEERE
                                                          DEALER GUARANTY

To: JOHN DEERE COMPANY - A DIVISION OF DEERE & COMPANY OR
    JOHN DEERE INDUSTRIAL EQUIPMENT COMPANY


-----------------------------------------------
(Street Address)

-----------------------------------------------
(City)                           (State)


                                   GUARANTY


     In consideration of your past and/or future extension of credit to

        RDO Equipment Co.
-------------------------------------------------------------------------------

of
   ----------------------------------------------------------------------------
its successors and assigns (hereinafter called "principal debtor"), for the financing of goods, wares, merchandise and services, the undersigned guarantor(s) hereby (jointly and severally if signed by two guarantors) unconditionally guarantee(s) payment of whatever sums said principal debtor shall at any time owe you or any company affiliated with you, whether heretofore or hereafter incurred, including interest, finance charges or service charges thereon, and including reasonable attorneys' fees and all court costs incurred in collecting such sums; and you shall be under no obligation of due diligence to enforce any claims against the principal debtor or of otherwise exhausting any of your remedies against the principal debtor, any other obligor or any other guarantor(s), or of enforcing any rights against any collateral for said indebtedness prior to enforcing payment hereunder by the undersigned guarantor(s).

     This guaranty is to take effect without notice on its acceptance, which is hereby waived, and is to be a continuing guaranty in full force and effect until the effective date of a written notice of revocation delivered to you either personally or by Registered or Certified Mail. It is understood and agreed that the effective date of any such revocation shall be 90 days after your receipt of such notice, and that such revocation shall not discharge the obligation of the undersigned guarantor(s) with respect to indebtedness incurred by the principal debtor prior to said effective date of revocation.

     You are hereby authorized to change the time and manner of payment of any indebtedness of said principal debtor; to take and make changes in notes, security or other obligations therefor; to add or release additional guarantors; to obtain or release additional guaranties, to take such action as you deem advisable for the enforcement, collection, or compromising of such indebtedness or any part thereof, or enforcing any security interest therefor; and to grant renewals or extensions of the time of payment of any such indebtedness, all without notifying or obtaining the consent of the undersigned guarantor(s) or in any way affecting the liability of the undersigned guarantor(s) under this guaranty. If this guaranty is signed by two guarantors, you are hereby authorized to release one of the undersigned guarantors without discharging the other.

     Protest and demand upon the principal debtor, notice to the undersigned guarantor(s) or defaults of the principal debtor, notice to the undersigned guarantor(s) of your extension of credit from time to time to the principal debtor, and notice of the sale of any collateral are all hereby waived.

GUARANTY
PAGE 2


     The undersigned guarantor(s) hereby consent and agree that your books and records showing the account, obligations and indebtedness of the principal debtor shall be admissible in evidence and shall be binding upon the undersigned guarantor(s) for the purpose of establishing the items therein set forth, and shall constitute prima facie proof thereof. The undersigned guarantor(s) hereby also agree to provide full and complete personal financial information at such times as the Company may request.

     This guaranty shall inure to the benefit of your successors and assigns and shall be binding upon the personal representatives, administrators, executors, heirs, legatees, successors and assigns of the undersigned guarantor(s).

     The foregoing constitutes the complete guaranty agreement, there being no other representations or warranties made, and such guaranty cannot be altered, changed or amended in any way except by an instrument in writing signed by your duly authorized officer.

     BY AFFIXING SIGNATURE(S) HERETO, THIS CERTIFIES THAT THE UNDERSIGNED HAS
(HAVE) READ THIS GUARANTY AGREEMENT IN ITS ENTIRETY AND EXECUTE(S) IT FOR THE CONSIDERATIONS THEREIN EXPRESSED.

     Dated at          this     day of           ,
              ---------     ---       ---------    --

Witnesses:                               Guarantor(s):

                                         /s/  Ronald D. Offutt         (SEAL)
--------------------------------------   --------------------------------------
Name                                      Name



--------------------------------------   --------------------------------------
Address                                  Address
                                                                         (SEAL)
--------------------------------------   --------------------------------------
Name                                     Name

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Address                                  Address